UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 28, 2016

Xenith Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One James Center, 901 E. Cary Street, Suite 1700 Richmond, Virginia		23219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 433-2200

Hampton Roads Bankshares, Inc.

641 Lynnhaven Parkway

Virginia Beach, VA 23452

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Effective July 29, 2016, Xenith Bankshares, Inc., a Virginia corporation (previously, Hampton Roads Bankshares, Inc., the “Company”), completed its previously announced merger (the “Merger”) with legacy Xenith Bankshares, Inc., a Virginia corporation (“Legacy Xenith”), pursuant to an Agreement and Plan of Reorganization (the “Merger Agreement”), dated as of February 10, 2016, by and between the Company and Legacy Xenith. At the effective time of the Merger (the “Effective Time”), Legacy Xenith merged with and into the Company, with the Company surviving the Merger. Also at the Effective Time, the Company changed its name from “Hampton Roads Bankshares, Inc.” to “Xenith Bankshares, Inc.” and changed its ticker symbol to “XBKS.”

Pursuant to the Merger Agreement, holders of Legacy Xenith common stock, par value $1.00 per share (“Legacy Xenith Common Stock”), have a right to receive 4.4 shares (the “Exchange Ratio”) of common stock of the Company, par value $0.01 per share (the “Company Common Stock”), for each share of Legacy Xenith Common Stock held immediately prior to the Effective Time, with cash to be paid in lieu of fractional shares (the “Merger Consideration”). Each outstanding share of the Company Common Stock remained outstanding and was unaffected by the Merger.

At the Effective Time, each stock option granted by Legacy Xenith (a “Legacy Xenith Option”) and each warrant exercisable into shares of Legacy Xenith Common Stock (a “Legacy Xenith Warrant”), in each case, that was outstanding and unexercised as of immediately prior to the Effective Time and whether or not vested, was converted into an option or warrant to acquire, on the same terms and conditions as were applicable under such Legacy Xenith Option or Legacy Xenith Warrant immediately prior to the Effective Time, the number of shares of Company Common Stock equal to the number of shares of Legacy Xenith Common Stock subject to such Legacy Xenith Option or Legacy Xenith Warrant immediately prior to the Effective Time multiplied by the Exchange Ratio (rounding any resultant fractional share down to the nearest whole number of shares), at a price per share of Company Common Stock equal to the price per share under such Legacy Xenith Option or Legacy Xenith Warrant divided by the Exchange Ratio (rounding any resultant fractional cent up to the nearest whole cent). At the Effective Time, each restricted stock award granted by Legacy Xenith and each restricted stock unit award in respect of Legacy Xenith Common Stock granted by Legacy Xenith, in each case, that became vested and/or payable by its terms as of the Effective Time or by reason of the consummation of the Merger, was converted into the right to receive the Merger Consideration in respect of each share of Legacy Xenith Common Stock underlying such award, less any applicable tax withholdings.

Pursuant to the Merger Agreement and immediately following the Merger, legacy Xenith Bank, a Virginia banking corporation and wholly owned subsidiary of Legacy Xenith, merged (the “Bank Merger”) with and into the Company’s wholly owned bank subsidiary, Xenith Bank (formerly The Bank of Hampton Roads, the “Surviving Bank”), with the Surviving Bank surviving the Bank Merger. In connection with the Bank Merger, the Surviving Bank changed its name from “The Bank of Hampton Roads” to “Xenith Bank.”

In connection with the Merger, pursuant to an Assignment and Assumption Agreement, dated as of July 29, 2016, by and between the Company and Legacy Xenith, the Company assumed all of Legacy Xenith’s rights in and duties and obligations, including but not limited to the punctual payment of principal and interest, under Legacy Xenith’s 6.75% Subordinated Notes due 2025.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Election of Directors

Pursuant to the Merger Agreement, which provided that as of the Effective Time the Board of Directors of the Company (the “Board”) would consist of 13 members, eight of whom were members of the Board prior to the Merger and five of whom were members of the Board of Directors of Legacy Xenith prior to the Merger, effective as of the consummation of the Merger, (1) Charles M. Johnston resigned as a member of the Board and as Interim Chief Executive Officer of the Company, (2) the Board increased the size of the Board from nine to 13 members, and (3) the Board elected Palmer P. Garson, T. Gaylon Layfield, III, Robert J. Merrick, Scott A. Reed and Thomas G. Snead, Jr. (collectively, the “New Directors”) to serve as members of the Board until the Company’s next annual meeting of shareholders and until their respective successors are elected and qualified or until their resignation or removal. In accordance with the Merger Agreement, each of the New Directors was a member of the Board of Directors of Legacy Xenith. Each of Ms. Garson and Messrs. Merrick, Reed and Snead will be entitled to receive compensation under the Company’s non-employee director program, as described in the section entitled “Executive Compensation—Director Compensation Table” in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “Commission”) on March 25, 2016. Committee assignments for the New Directors will be determined at a later date.

As previously disclosed, on February 10, 2016, in connection with the Merger Agreement, Legacy Xenith entered into the Second Amended and Restated Investor Rights Agreement (the “BankCap Agreement”) with BCP Fund I Virginia Holdings, LLC (“BankCap”) and those shareholders who purchased shares of Xenith Corporation in its June 2009 private offering. A description of the BankCap Agreement was previously disclosed in the section of the Company’s Registration Statement on Form S-4 (No. 333-210643) filed with the Commission on April 7, 2016, as amended (the “Form S-4”) entitled “The Merger Agreement—Second Amended and Restated Investor Rights Agreement of XBKS,” which description is incorporated herein by reference. Mr. Reed is a principal and founding partner of BankCap. He served on the Board of Directors of Legacy Xenith as a designee of BankCap pursuant to the BankCap Agreement as it was in effect prior to the effectiveness of the February 10, 2016 amendment and restatement, and as described above, became a member of the Board as of the Effective Time.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the BankCap Agreement, which is incorporated herein by reference as Exhibit 99.1.

Resignation and Appointment of Officers

In connection with the completion of the Merger, and as previously disclosed on the Company’s Current Report on Form 8-K filed with the Commission on February 16, 2016, the new employment agreements that each of Donna W. Richards and Thomas B. Dix, III entered into with the Company on February 10, 2016, became effective as of the Effective Time. Descriptions of these employment agreements were previously disclosed in the Company’s Current Report on Form 8-K filed with the Commission on February 16, 2016, which descriptions are incorporated herein by reference.

As previously disclosed, effective as of the Effective Time, Mr. Dix no longer serves as Executive Vice President, Chief Financial Officer and Treasurer of the Company. He will continue to serve the Company as Executive Vice President and Co-Head of Commercial Banking, Hampton Roads, Maryland and North Carolina.

In addition, effective as of the Effective Time, the Company appointed T. Gaylon Layfield, III to serve as Chief Executive Officer and Thomas W. Osgood to serve as Executive Vice President and Chief Financial Officer. The Company appointed Judy Gavant (collectively with Messrs. Layfield and Osgood, the “New Officers”) to serve as Senior Vice President, Controller and Chief Accounting Officer, effective August 1, 2016. On February 10, 2016, the Company entered into new employment agreements with Messrs. Layfield and Osgood (the “Employment Agreements”). Descriptions of the Employment Agreements were previously disclosed in the section of the Form S-4 entitled “Interests of XBKS’s Directors and Officers in the Merger—Employment Agreements,” which descriptions are incorporated herein by reference. The descriptions of the Employment Agreements do not purport to be complete and are qualified in their entirety by reference to the Employment Agreements, which are incorporated herein by reference as Exhibit 10.1 and Exhibit 10.2, respectively. Biographical information of the New Officers was previously disclosed in the section of the Form S-4 entitled “Directors and Executive Officers of XBKS and Related Matters—Directors and Executive Officers of XBKS,” which biographical information is incorporated herein by reference.

In connection with the Merger, Myra Maglalang-Langston, the Company’s principal accounting officer, resigned as Senior Vice President, Controller and Chief Accounting Officer of the Company. Ms. Maglalang-Langston’s resignation is effective as of August 1, 2016.

Other Items

Other than the Merger Agreement and the BankCap Agreement, there are no arrangements or understandings between the New Directors and any other person pursuant to which the New Directors were selected as directors. Other than the Employment Agreements, since the beginning of the last fiscal year there have been no related party transactions between the Company and the New Directors or New Officers that would be reportable under Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 29, 2016, in connection with the Merger, the Company amended its Articles of Incorporation (the “Name

Change Amendment”) to change the name of the Company from “Hampton Roads Bankshares, Inc.” to “Xenith Bankshares, Inc.” (the “Name Change”), as contemplated by the Merger Agreement and as approved by the shareholders of the Company at a special meeting of the Company’s shareholders held on July 28, 2016 (the “Special Meeting”). The Name Change Amendment was effective as of the Effective Time. The foregoing description of the Name Change Amendment is qualified in its entirety by reference to the full text of the Name Change Amendment, which is included as Exhibit 3.1 hereto and is incorporated herein by reference.

As disclosed on the Company’s Current Report on Form 8-K, filed with the Commission on February 16, 2016, in connection with the Merger, on February 10, 2016, the Board adopted a resolution amending the Company’s Bylaws (the “Bylaw Amendment”) to reflect the Name Change. The Bylaw Amendment was effective as of the Effective Time. The foregoing description of the Bylaw Amendment is qualified in its entirety by reference to the full text of the Bylaw Amendment, which is included as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 28, 2016, the Company held the Special Meeting. There were 171,330,585 shares of the Company Common Stock outstanding on the record date and entitled to vote at the Special Meeting, and 161,716,683 shares were represented in person or by proxy, which constituted a quorum to conduct business at the Special Meeting. The Company’s shareholders voted on the following: (1) a proposal to approve the Merger Agreement and the related plan of merger set forth therein (the “Merger Proposal”), (2) a proposal to approve the Name Change Amendment, effective only upon the completion of the Merger (the “Name Change Proposal”), (3) a proposal to approve, by advisory (non-binding) vote, certain compensation that may be paid or become payable to the Company’s named executed officers in connection with the Merger (the “Merger-Related Compensation Proposal”), and (4) a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger Proposal (the “Adjournment Proposal”). The Company’s shareholders approved each of the proposals.

The final voting results for each proposal were as follows:

	For	Against	Abstain
Proposal 1 – Merger Proposal	161,362,669	347,853	6,110
Proposal 2 – Name Change Proposal	161,359,822	353,446	3,415
Proposal 3 – Merger-Related Compensation Proposal	156,484,041	5,181,387	51,205
Proposal 4 – Adjournment Proposal	160,533,019	1,162,867	20,797

There were no broker non-votes.

Item 8.01. Other Events.

On July 28, 2016, the Company and Legacy Xenith issued a joint press release announcing the approval by the Company’s shareholders of the Merger Proposal and the approval by Legacy Xenith’s shareholders of a corresponding proposal to approve the Merger Agreement and related plan of merger set forth therein. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On July 29, 2016, the Company and Legacy Xenith issued a joint press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Legacy Xenith as of December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm are filed as Exhibit 99.4 and incorporated by reference.

The unaudited consolidated financial statements of Legacy Xenith as of and for the three months ended March 31, 2016 and March 31, 2015, as well as the accompanying notes thereto are filed as Exhibit 99.5 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the three months ended March 31, 2016, and for the twelve months ended December 31, 2015, giving effect to the Merger, are filed as Exhibit 99.6 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of February 10, 2016, by and between the Company and Legacy Xenith (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 16, 2016).

3.1	Amendment to the Articles of Incorporation of the Company, effective July 29, 2016.

3.2	Amendment to the Bylaws of the Company, adopted February 10, 2016 and effective July 29, 2016 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed on February 16, 2016).

10.1	Employment Agreement, dated as of February 10, 2016, by and among T. Gaylon Layfield, III, the Company and Xenith Bank.

10.2	Employment Agreement, dated as of February 10, 2016, by and among Thomas W. Osgood, the Company and Xenith Bank.

23.1	Consent of BDO USA, LLP.

99.1	Second Amended and Restated Investor Rights Agreement, dated as of February 10, 2016, by and among Legacy Xenith, BankCap and the Holders (incorporated by reference to Exhibit 99.3 to Legacy Xenith’s Current Report on Form 8-K, filed February 16, 2016).

99.2	Joint Press Release, dated July 28, 2016.

99.3	Joint Press Release, dated July 29, 2016.

99.4	Audited consolidated financial statements of Legacy Xenith as of December 31, 2015 and 2014, and for each of the two years in the period ended December 31, 2015 as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm (incorporated by reference to Legacy Xenith’s Annual Report on Form 10-K, filed March 9, 2016).

99.5	Unaudited consolidated financial statements of Legacy Xenith as of and for the three months ended March 31, 2016 and March 31, 2015, as well as the accompanying notes thereto (incorporated by reference to Legacy Xenith’s Quarterly Report on Form 10-Q, filed May 6, 2016).

99.6	Unaudited pro forma condensed combined financial statements of the Company as of and for the three months ended March 31, 2016 and for the twelve months ended December 31, 2015 (incorporated by reference to Amendment No. 2 to the Company’s Registration Statement on Form S-4, filed June 28, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENITH BANKSHARES, INC.

Date: July 29, 2016	By:	/s/ Thomas W. Osgood
	Name:	Thomas W. Osgood
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of February 10, 2016, by and between the Company and Legacy Xenith (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 16, 2016).

3.1	Amendment to the Articles of Incorporation of the Company, effective July 29, 2016.

3.2	Amendment to the Bylaws of the Company, adopted February 10, 2016 and effective July 29, 2016 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed on February 16, 2016).

10.1	Employment Agreement, dated as of February 10, 2016, by and among T. Gaylon Layfield, III, the Company and Xenith Bank.

10.2	Employment Agreement, dated as of February 10, 2016, by and among Thomas W. Osgood, the Company and Xenith Bank.

23.1	Consent of BDO USA, LLP.

99.1	Second Amended and Restated Investor Rights Agreement, dated as of February 10, 2016, by and among Legacy Xenith, BankCap and the Holders (incorporated by reference to Exhibit 99.3 to Legacy Xenith’s Current Report on Form 8-K, filed February 16, 2016).

99.2	Joint Press Release, dated July 28, 2016.

99.3	Joint Press Release, dated July 29, 2016.

99.4	Audited consolidated financial statements of Legacy Xenith as of December 31, 2015 and 2014, and for each of the two years in the period ended December 31, 2015 as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm (incorporated by reference to Legacy Xenith’s Annual Report on Form 10-K, filed March 9, 2016).

99.5	Unaudited consolidated financial statements of Legacy Xenith as of and for the three months ended March 31, 2016 and March 31, 2015, as well as the accompanying notes thereto (incorporated by reference to Legacy Xenith’s Quarterly Report on Form 10-Q, filed May 6, 2016).

99.6	Unaudited pro forma condensed combined financial statements of the Company as of and for the three months ended March 31, 2016 and for the twelve months ended December 31, 2015 (incorporated by reference to Amendment No. 2 to the Company’s Registration Statement on Form S-4, filed June 28, 2016).